Exhibit 99.1

Case Number: A - 19 - 788641 - P DocuSign Envelope ID: 4ACA78CA - 6654 - 4F09 - 91D2 - 9DD3652CC8E6 Electronically Filed 3/21/2019 10:59 AM Steven D. Grierson CLERK OF THE COURT

DocuSign Envelope ID: 4ACA78CA - 6654 - 4F09 - 91D2 - 9DD3652CC8E6

DocuSign Envelope ID: 4ACA78CA - 6654 - 4F09 - 91D2 - 9DD3652CC8E6

DocuSign Envelope ID: 4ACA78CA - 6654 - 4F09 - 91D2 - 9DD3652CC8E6

DocuSign Envelope ID: 4ACA78CA - 6654 - 4F09 - 91D2 - 9DD3652CC8E6

Electronically Filed
3/21/2019 10:59 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of GENERAL ENVIRONMENTAL MANAGEMENT, INC., a Nevada Corporation,	) CASE NO.:	A-19-788641-P
	) DEPT NO.:	I

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 19th day of March, 2019, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 21st day of March, 2019.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 21st day of March, 2019, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

General Environmental Management, Inc.
c/o National Registered Agents, Inc.
701 S. Carson Street, Suite 200
Carson City, NV 89701

Officers and Directors
General Environmental Management, Inc.
3191 Temple Avenue, Suite 250
Pomona, CA 91786

Colonial Stock Transfer Company, Inc.
Attn: Jason Carter
66 Exchange Place, 1st Floor
Salt Lake City, UT 84111

Shannon Bemocky

AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
3/19/2019 12:35 PM
Steven D. Grierson
CLERK OF THE COURT

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of GENERAL ENVIRONMENTAL MANAGEMENT, INC., a Nevada Corporation,	CASE NO.: A-19-788641-P DEPT NO.: I **ORDER APPOINTING CUSTODIAN** **[NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, SMALL CAP COMPLIANCE, LLC's Application for Appointment of Custodian for GENERAL ENVIRONMENTAL MANAGEMENT, INC., proper notice having been given to the officers and directors of GENERAL ENVIRONMENTAL MANAGEMENT, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner SMALL CAP COMPLIANCE, LLC is hereby appointed custodian of GENERAL ENVIRONMENTAL MANAGEMENT, INC.

2. SMALL CAP COMPLIANCE, LLC is hereby authorized to take all reasonable and prudent actions on behalf of GENERAL ENVIRONMENTAL MANAGEMENT, INC. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other agreements, initiating litigation in the name of GENERAL ENVIRONMENTAL

MANAGEMENT, INC. authorizing and issuing new shares of stock, and authorizing new classes of stock.

3. SMALL CAP COMPLIANCE, LLC shall reinstate GENERAL ENVIRONMENTAL MANAGEMENT, INC. with the Nevada Secretary of State.

4. SMALL CAP COMPLIANCE, LLC shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within a reasonable time after this Order is entered.

5. The record transfer agent for GENERAL ENVIRONMENTAL MANAGEMENT, INC. is hereby authorized and directed to cooperate with SMALL CAP COMPLIANCE, LLC concerning the shareholder list for GENERAL ENVIRONMENTAL MANAGEMENT, INC.

6. SMALL CAP COMPLIANCE, LLC shall file an amendment to the Articles of Incorporation for GENERAL ENVIRONMENTAL MANAGEMENT, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning SMALL CAP COMPLIANCE, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that GENERAL ENVIRONMENTAL MANAGEMENT, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, SMALL CAP COMPLIANCE, LLC, is authorized to continue the business of GENERAL ENVIRONMENTAL MANAGEMENT, INC. for the benefit of the corporation and its shareholders.

(d) A statement that SMALL CAP COMPLIANCE, LLC will reinstate GENERAL ENVIRONMENTAL MANAGEMENT, INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

7. SMALL CAP COMPLIANCE, LLC, as custodian of GENERAL ENVIRONMENTAL MANAGEMENT, INC. shall submit a report to this Court of the actions taken by the custodian every three (3) months while the custodianship remains active.

IT IS SO ORDERED.

Dated this 18 day of March, 2019.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC